UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2009

Books-A-Million, Inc. ___________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

DELAWARE	0-20664	63-0798460
___________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 Industrial Lane, Birmingham, Alabama ____________________________________________________________	35211 ______________________________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (205) 942-3737

N/A
___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On March 19, 2009, Books-A-Million, Inc. (the “Company”) filed a Form 8-K with the Securities and Exchange Commission furnishing a press release that announced the Company’s financial results for the fourth quarter and fiscal year ended January 31, 2009. This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by the Company on March 19, 2009.

Subsequent to the issuance of the press release and the filing of the Form 8-K on March 19, 2009, the Company discovered an error in the calculation of the effective state income tax rate relating to the quarter and fiscal year ended January 31, 2009. As a result, the adjusted income tax provision is $6.642 million for the thirteen weeks ended January 31, 2009 (as compared to $6.407 million as previously reported in the press release dated March 19, 2009) and $6.396 million for the fifty-two weeks ended January 31, 2009 (as compared to $6.161 million as previously reported in the press release dated March 19, 2009). This represents a $235,000 increase in the tax provision originally reported in the March 19, 2009 press release.

The net impact of the above adjustment was to reduce diluted earnings per common share by $0.01 for the thirteen and fifty-two weeks ended January 31, 2009.

On April 10, 2009, the Company issued a press release disclosing the above adjustment and its corrected financial information for the fourth quarter and fiscal year ended January 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1. The Company’s Form 10-K for the year ended January 31, 2009 will also reflect this corrected information.

The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K/A. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K/A.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits
99.1	Press release dated April 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

_____________BOOKS-A-MILLION, INC._______
(Registrant)

Date April 10, 2009
______________/s/ Brian W. White _____________
(Signature)
Name: Brian W. White
Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press release dated April 10, 2009.